          UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2012

WTTJ, INC.

(Exact name of registrant as specified in its charter)

MICHIGAN

State or Other Jurisdiction of Incorporation

333-137293

27-1767418

(Commission File Number)

(IRS Employer Identification Number)

1000 Country Club Road Ann Arbor, MI 48103

(Address of principal executive offices) (Zip Code)

248-292-1382

Registrant’s telephone number, including area code

_________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Michigan Corporation Act, Act 284, Public Acts of 1972, Section 450: 1611(i), the Corporation filed on January 26, 2012 a certificate of amendment to the articles of incorporation increasing the authorized shares of common stock to 4,000,000 and to authorize 1,000,000 preferred shares stock. The preferred shares carry voting rights of 20 votes per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2012	WTTJ CORP.
(Registrant)
	By:	/s/ Peter Klamka
Peter Klamka
President and Chief Executive Officer